Exhibit (10)(a)

Consent of Independent Registered Public Accounting Firm

We consent to the use in this Post-Effective Amendment No. 10 to Registration Statement No. 333-61698 of Allstate Life of New York Separate Account A (the "Account") on Form N-4 of our report on the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in
2004), and to the use of our report dated March 24, 2005 on the financial statements of the sub-accounts of the Account, appearing in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of the Account), which are part of such Registration Statement, and to the references to us under the heading "Experts" in such Statements of Additional Information.

/s/ Deloitte & Touche LLP
Chicago, Illinois
April 25, 2005

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Exhbit (10(b)


                                   CONSENT OF
                               FOLEY & LARDNER LLP

         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses describing the Allstate Advisor, Allstate Advisor Plus, and Allstate Advisor Preferred contracts included in Post-Effective Amendment 10 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-61698).

                                            /s/  Foley & Lardner LLP
                                            FOLEY & LARDNER LLP

Washington, D.C.
April 14, 2005